(File Nos. 33-10438 and 811-4919)

                            SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
      [X]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
      [ ]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         MITCHELL HUTCHINS SERIES TRUST
                (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required
      [ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)
            and 0-11

            1) Title of each class of securities to which transaction applies:

            2) Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            4) Proposed maximum aggregate value of transaction:

            5) Total fee paid:


      [ ]   Fee paid previously with preliminary materials.
      [ ]   Check  box if  any  part  of the  fee is  offset  as  provided  by
            Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

            2)    Form, Schedule or Registration Statement No.:

            3)    Filing Party:

            4)    Date Filed:

                           GLOBAL GROWTH PORTFOLIO
                        MITCHELL HUTCHINS SERIES TRUST

                                                                OCTOBER __, 1998

Dear Contract Owner:

      The enclosed proxy materials relate to a special meeting of the shareholders of Global Growth Portfolio ("Portfolio"), a series of Mitchell Hutchins Series Trust ("Trust") to be held on October 29, 1998. As an owner of a variable annuity contract ("Contract") having all or part of its value invested in the shares of the Portfolio, you have the right to instruct the insurance company that issued the Contract as to how it should vote the shares attributable to your Contract.

      The Board of Trustees of the Trust ("Board") has called this meeting to request shareholder approval to change certain investment advisory arrangements:
(a) an amended Investment Advisory and Administration Agreement between the Trust and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and (b) a new Sub-Advisory Contract under which Invista Capital Management, Inc. ("Invista") would become the Portfolio's investment sub-adviser. The Board has approved these new advisory arrangements, including the appointment of Invista as the Portfolio's sub-adviser for foreign securities and the enhanced role of Mitchell Hutchins as allocator of assets between U.S. and foreign securities markets and as adviser for the U.S. securities markets. The Board recommends that you give instructions to vote FOR these proposals.

      The Board is also requesting approval of a policy to permit the Board in the future to approve the appointment of a new sub-adviser to the Portfolio, terminate a sub-adviser and amend the Portfolio's sub-advisory agreements without further shareholder approval. The Board believes that Mitchell Hutchins is especially qualified to select and recommend sub-advisers to provide portfolio management services to the Portfolio and further believes that the additional delay and expense associated with seeking further shareholder approval would result in unnecessary expense to the Portfolio. The Board recommends that you give instructions to vote FOR this proposal.

      Please take the time to review the enclosed proxy statement and give your voting instructions today by signing and returning the enclosed voting instruction card.

      Thank you for your attention to this matter and for your continuing investment in the Portfolio.

                                                Very truly yours,

                                                MARGO N. ALEXANDER
                                                President

                           GLOBAL GROWTH PORTFOLIO
                        MITCHELL HUTCHINS SERIES TRUST
                             -------------------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               OCTOBER 29, 1998

TO THE CONTRACT OWNERS:

      A special meeting of the holders of shares of beneficial interest ("Shares") of the Global Growth Portfolio ("Portfolio"), a series of Mitchell Hutchins Series Trust ("Trust"), will be held on October 29, 1998 at 10 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, for the following purposes:

            1. (a) To approve or disapprove an amended Investment Advisory and Administration Contract between the Trust and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), applicable to the Portfolio.

                  (b) To approve or disapprove a new Sub-Advisory Contract between Mitchell Hutchins and Invista Capital Management, Inc. ("Invista").

            2. To approve or disapprove a policy to permit the Board of Trustees to appoint and terminate sub-advisers, to enter into sub-advisory contracts and to approve amendments to sub-advisory contracts, on behalf of the Portfolio without further shareholder approval.

            3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      You are entitled to give voting instructions at the meeting and any adjournments thereof if you owned a variable annuity contract that had all or part of its value invested in Shares of the Portfolio at the close of business on September 15, 1998. If you attend the meeting, you may give voting instructions relating to these Shares in person. (IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.)

                                    By order of the Board of Trustees,

                               DIANNE E. O'DONNELL
                                    Secretary
October ___, 1998
1285 Avenue of the Americas
New York, New York 10019

--------------------------------------------------------------------------------
                               YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN THE CARD, AND RETURN THE CARD IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. WE ASK YOUR COOPERATION IN MAILING YOUR VOTING INSTRUCTION CARD PROMPTLY.
--------------------------------------------------------------------------------

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

      The following general guidelines for signing voting instruction cards may be of assistance to you and avoid time and expense in validating your vote if you fail to sign your voting instruction card properly.

      1. INDIVIDUAL CONTRACT OWNERS: Sign your name exactly as it appears in the registration on the voting instruction card.

      2. JOINT CONTRACT OWNERS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

      3. ALL OTHER CONTRACT OWNERS: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

       REGISTRATION                                    VALID SIGNATURE
       Corporate Accounts
         (1) ABC Corp..................................ABC Corp.
                                                       John Doe, Treasurer
         (2) ABC Corp................................. John Doe, Treasurer
         (3) ABC Corp. c/o John Doe, Treasurer.........John Doe
         (4) ABC Corp. Profit Sharing Plan.............John Doe, Trustee

       Partnership Accounts
         (1) The XYZ Partnership.......................Jane B. Smith, Partner
         (2) Smith and Jones, Limited Partnership......Jane B. Smith, General
                                                       Partner

       Trust Accounts
         (1) ABC Trust Account.........................Jane B. Doe, Trustee
         (2) Jane B. Doe, Trustee u/t/d 12/28/78.......Jane B. Doe

       Custodial or Estate Accounts
         (1) John B. Smith, Cust. f/b/o John B.
             Smith, Jr. UGMA/UTMA......................John B. Smith
         (2) Estate of John B. Smith...................John B. Smith, Jr.
                                                       Executor

                           GLOBAL GROWTH PORTFOLIO
                        MITCHELL HUTCHINS SERIES TRUST

                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019
                            ---------------------

                               PROXY STATEMENT
                            ---------------------

        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 1998


      This is a proxy statement for Global Growth Portfolio, a series of the Trust, in connection with the solicitation of proxies made by, and on behalf of, the Board to be used at the special meeting of Shareholders of the Portfolio and at any adjournments thereof ("Meeting"). This proxy is being first mailed to Shareholders on or about , 1998.

      The Shares of the Portfolio are currently sold only to the separate accounts ("Separate Accounts") of PaineWebber Life Insurance Company, American Republic Insurance Company and American Benefit Life Insurance Company (collectively, the "Companies") to fund the benefits under variable annuity contracts ("Contracts") issued by the Companies. The Trust is a registered, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Massachusetts business trust. In accordance with their view of applicable law, the Companies will solicit voting instructions from the owners of Contracts relating to the Portfolio ("Contract Owners") with respect to the matters set forth in this Proxy Statement. In connection with the solicitation of voting instructions, the Companies will furnish a copy of this Proxy Statement to all Contract Owners.

      Contract Owners will be entitled to be present at the Meeting and give voting instructions for Shares attributable to their Contracts as of the close of business on September 15, 1998 (the "Record Date"). There were
 Shares of the Portfolio outstanding and entitled to vote as of the Record
Date, representing total net assets of approximately        .  On the Record
Date, the Companies held the following Shares (representing the indicated percentage of outstanding Shares of the Portfolio): the Separate Account of
PaineWebber Life Insurance Company held                Shares (     %), the
Separate Account of American Republic Insurance Company held
Shares (     %) and the Separate Account of American Benefit Life Insurance
Company held             Shares (     %).

      Shares of the Portfolio held by the Separate Accounts will be voted by the Companies in accordance with voting instructions received from Contract Owners. The Companies will vote Shares of the Portfolio for which a voting instruction card is returned signed and dated but with no specific instructions as to a proposal "FOR" the proposal. The Companies will vote Shares of the Portfolio for which no voting instruction cards are returned in the same proportion as Shares of the Portfolio for which voting instruction cards have been returned. To the knowledge of the Trust's management, as of the Record Date, there are no persons with the ability to provide voting instructions with respect to more than 5% of the outstanding Shares of the Portfolio. However, the proportionate voting by the Companies of Shares for which no voting instruction cards are returned may result in certain Contract Owners' instructions affecting the vote of 5% or more of the outstanding Shares. To the knowledge of the Trust's management, as of the Record Date, the trustees and executive officers of the Trust, as a group, had the ability to provide voting instructions for less than 1% of the outstanding Shares of the Portfolio.

      The presence, in person or by proxy, of a majority of the Shares on the Record Date will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" any such proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" any such proposal against such adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      The solicitation of proxies will be made primarily by mail but also may include telephone or oral communications by regular employees of [the Companies,] Mitchell Hutchins or PaineWebber Incorporated ("PaineWebber"), who will not receive any compensation therefor from the Portfolio. The costs associated with the Meeting will be borne by [the Portfolio.]

      You may revoke any voting instructions by giving another voting instruction card or by letter or telegram revoking the initial voting instructions. To be effective, your revocation must be received by the appropriate Company prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any voting instructions previously given.

      THE TRUST WILL FURNISH TO THE COMPANIES AND TO THE CONTRACT OWNERS, WITHOUT CHARGE, COPIES OF THE PORTFOLIO'S MOST RECENT ANNUAL REPORT AND MOST RECENT SEMIANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT ON REQUEST. CONTRACT OWNERS MAY REQUEST SUCH REPORTS FROM ANNUITY ADMINISTRATION, 601 6TH AVENUE, DES MOINES, IOWA OR BY CALLING TOLL FREE 1-800-367-6058.

      Each full Share of the Portfolio is entitled to one vote and each fractional Share is entitled to a proportionate share of one vote with respect to each matter voted upon by Shareholders of the Portfolio. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                                 INTRODUCTION

      The Board of Trustees has approved a proposal by Mitchell Hutchins (the Portfolio's investment adviser and administrator) to change the manner in which the Portfolio's assets are managed. Under the proposal, Mitchell Hutchins would become responsible for allocating the Portfolio's assets between U.S. investments and foreign investments. Mitchell Hutchins would manage the assets allocated to U.S. investments. A new sub-adviser, Invista Capital Management, Inc. ("Invista"), would manage the assets allocated to foreign investments. Implementation of this proposal requires shareholder approval of an amended Investment Advisory and Administration Contract between the Trust and Mitchell Hutchins applicable to the Portfolio (Proposal 1(a)) and a new Sub-Advisory Contract between Mitchell Hutchins and Invista (Proposal 1(b)).

      The proposal would not change the Portfolio's investment objective of long-term capital appreciation or the Portfolio's investment policy of investing primarily in the equity securities of U.S. and foreign companies. It would change only the process by which the Portfolio allocates its investments between U.S. and foreign securities and the identity of the advisers that manage its investment portfolio. At present, all of the Portfolio's assets are managed by a sub-adviser, GE Investment Management Incorporated ("GEIM"), which allocates the Portfolio's assets among the U.S. and foreign markets and determines which securities the Portfolio purchases and sells.

      At its July 9, 1998 meeting, the Board approved Mitchell Hutchins' recommendation that Mitchell Hutchins assume the role of allocating the Portfolio's assets between U.S. and foreign securities markets and also become responsible for the day-to-day management of the U.S. securities segment of the Portfolio. At the same meeting, the Board also approved Invista's appointment as sub-adviser responsible for the day-to-day management of the Portfolio's foreign securities. The Board believes that Mitchell Hutchins' expertise in U.S. equity securities and Invista's expertise in foreign equity securities provide an opportunity to enhance the Portfolio's performance.

      At the same time, the Board also approved Mitchell Hutchins' recommendation that the existing Sub-Advisory Agreement with GEIM ("GEIM Contract") be terminated. The termination of the GEIM Contract is expected to become effective at the same time that Mitchell Hutchins and Invista assume their new roles, assuming that the required shareholder approvals are received. The termination of the GEIM Contract does not require shareholder approval.

      If the proposed advisory arrangements are approved, Mitchell Hutchins will be responsible for allocating the Portfolio's assets between U.S. and foreign investments. It is currently expected that, in determining the portion of the Portfolio's assets allocated between these two segments, Mitchell Hutchins will consider the expected performance of the U.S. equity markets versus that of certain developed foreign countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index is a well-known index that reflects most major equity markets outside the United States. Mitchell Hutchins will utilize this analysis in determining the relative attractiveness of the U.S. and foreign market segments. If Mitchell Hutchins believes that a segment shows greater potential for higher returns on a risk-weighted basis, Mitchell Hutchins may allocate a higher portion of Portfolio assets to that segment.

      Mitchell Hutchins currently expects to reevaluate the allocation of the Portfolio's assets monthly. Mitchell Hutchins does not expect to reallocate the Portfolio's assets to reflect relatively minor changes (that is, less than 5%) to the asset allocation model used by Mitchell Hutchins. When Mitchell Hutchins determines that a reallocation of the Portfolio's assets is appropriate, the Portfolio may effect the reallocation by using cash flows from the purchase or redemption of its securities in addition to selling portfolio securities from the applicable segment. The Portfolio also may use futures contracts to adjust its exposure to U.S. and foreign equity markets in connection with a reallocation. Mitchell Hutchins will determine the extent to which the Portfolio uses futures contracts for this purpose and will be responsible for implementing its decisions using these futures contracts.

      For the U.S. portion of the Portfolio's investments, Mitchell Hutchins expects to follow a disciplined investment process that relies on the Mitchell Hutchins Equity Research Team and the Mitchell Hutchins Factor Valuation Model. The Model screens a universe of over 3,500 companies to identify undervalued companies with relatively strong earnings momentum that rank well in three measures:

 .    VALUE:  projected dividends, cash flow, earnings and book values

 .    MOMENTUM:  earnings and prices to identify companies that could surprise on the upside

 .    ECONOMIC SENSITIVITY:  forecast of performance of different equity securities and industries under various economic scenarios

      The Equity Research Team then applies traditional fundamental analysis and may speak to the management of these companies, as well as their competitors. Based on the Team's evaluations, Mitchell Hutchins selects securities for purchase and sale for the Portfolio.

      Invista will make a qualitative analysis of a company's fundamental business prospects and then analyze the long-term ability of the company to generate free cash flow. Invista will consider factors such as competitive position, market share, competitive strengths, industry supply and demand trends, economic conditions, balance sheet strength, earnings, book value, return on equity, revenue growth and margin development in analyzing the quality of the company. Invista will also make a quantitative assessment of country risk, which it considers in assessing the companies under analysis, and will analyze a large universe of companies to determine the most appropriate investments for the Portfolio. Invista may make changes in investments as opportunities or prospects change for particular countries, industries, or companies.

      Under normal circumstances, the Portfolio will invest at least 80% of its total assets in securities of issuers in the United States and countries represented in the EAFE Index. The Portfolio may invest up to 20% of its assets in securities of issuers located in other countries, for example, in Canada and in emerging markets. Mitchell Hutchins may also invest, as part of the U.S. portion of the Portfolio, up to 10 % of the Portfolio's total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S.
over-the-counter ("OTC") market.

      PROPOSAL 1(A): TO APPROVE OR DISAPPROVE AN AMENDED INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT BETWEEN THE TRUST AND MITCHELL HUTCHINS ASSET MANAGEMENT INC., APPLICABLE TO THE PORTFOLIO.

      Mitchell Hutchins proposed to the Board, and the Board approved at its meeting on September 10, 1998, an amended Investment Advisory and Administration Agreement ("Proposed Advisory Contract") between the Trust and Mitchell Hutchins applicable to the Portfolio. The Proposed Advisory Contract is substantially similar to the current Investment Advisory and Administration Agreement ("Current Advisory Contract"). Under the Proposed Advisory Contract, Mitchell Hutchins will have the same duties and responsibilities and will receive the same compensation as under the Current Advisory Contract. However, as discussed below, there will be a change in the duties and responsibilities performed directly by Mitchell Hutchins (rather than through a sub-adviser) and in the net compensation retained by Mitchell Hutchins.

      Under both the Proposed and Current Advisory Contracts, Mitchell Hutchins will provide a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments and cash equivalents in the Portfolio, and may allocate the Portfolio's investments between countries, regions or types of investments. Mitchell Hutchins will determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolio. Mitchell Hutchins may delegate to a sub-adviser, in whole or in part, Mitchell Hutchins' duty to provide a continuous investment management program. Mitchell Hutchins will supervise all aspects of the operations of the Trust and the Portfolio, including oversight of the transfer agency, custodial and accounting services, except as set forth in the Proposed Advisory Contract; provided, however, that nothing in the Proposed Advisory Contract shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and the Portfolio. The Proposed Advisory Contract recognizes that the adviser may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers which provide the adviser with research, analysis, advice or similar services.

      As Administrator, Mitchell Hutchins will manage the affairs of the Trust and the Portfolio subject to the supervision of the Board. Mitchell Hutchins will provide the Trust and the Portfolio with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are deemed reasonably necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and the Portfolio. Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Trust's Registration Statement, proxy material, tax returns and required reports to the Portfolio's shareholders and the Securities and Exchange Commission ("SEC") and other appropriate federal or state regulatory authorities. Mitchell Hutchins will provide the Trust and the Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board, upon request, any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

      For both the services provided, and the expenses assumed, with respect to the Portfolio, the Trust will pay to Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Portfolio.

      Under both the Proposed and Current Advisory Contracts, Mitchell Hutchins will not be liable for any error in judgment or mistake of law or for any loss suffered by the Portfolio, or its Shareholders, in connection with the matters to which the relevant contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract.

      In the Proposed Advisory Contract, paragraphs 2(a) and 5 have been amended explicitly to permit Mitchell Hutchins to allocate the Portfolio's investments between countries, regions or types of investments and to delegate to a sub-adviser or sub-advisers, in whole or in part, Mitchell Hutchins' duty to provide a continuous investment management program with respect to the Portfolio, including the provision of investment management services with respect to a portion of its assets. These changes would permit Mitchell Hutchins to enter into the proposed Sub-Advisory Contract with Invista, whereby Invista will manage the foreign portion of the Portfolio's investments and Mitchell Hutchins will manage the U.S. portion and allocate investments between the U.S. and foreign segments of the Portfolio.

      Furthermore, paragraph 5 has been amended to acknowledge that Mitchell Hutchins could engage a sub-adviser thereunder subject only to approval of the Sub-Advisory Contract by the Board of Trustees and to any requirements of the securities laws pertaining thereto. As described in Proposal 2, Mitchell Hutchins and the Trust have requested an order from the SEC permitting the engagement of a sub-adviser by the Board of Trustees acting alone and without the need for approval by vote of the holders of a majority of the outstanding shares of the Trust or the Portfolio. See Proposal 2 for more information.

      The Current Advisory Contract is dated April 21, 1988, and was last submitted to a vote of shareholders of the Portfolio on that date.

BOARD CONSIDERATION

      In determining to approve the Proposed Advisory Contract, the Board of Trustees analyzed the following factors, among others: the limited nature of the revisions to the Current Advisory Contract and the benefits and possible costs of those revisions, including how they would facilitate the new sub-advisory arrangements described below at Proposals 1(b) and 2. The Board also considered the ability of Mitchell Hutchins to perform the services contemplated under the Proposed Advisory Contract, the change in net compensation to Mitchell Hutchins under the Proposed Advisory Contract, as well as Mitchell Hutchins' personnel and experience in providing similar services, its financial condition and alternative arrangements. After full consideration of these and other factors, the Board of Trustees, including a majority of those Trustees who are not "interested persons" as defined by the 1940 Act of the Trust, Mitchell Hutchins or Invista ("Independent Trustees"), approved the Proposed Advisory Contract and recommended that it be submitted to the Shareholders for approval.

      Further information about Mitchell Hutchins is set forth below under "Additional Information" and Exhibits B and D. The form of Proposed Advisory Contract is set forth in Annex 1.

VOTE REQUIRED

      Approval of Proposal 1(a) requires the affirmative vote of the LESSER of
(i) 67% or more of the Shares present at the Meeting, if more than 50% of the outstanding Shares are represented at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding Shares entitled to vote at the Meeting.

      Both Proposal 1(a) and Proposal 1(b) must be approved by Shareholders before either can be implemented. If both Proposal 1(a) and Proposal 1(b) are not approved by Shareholders, the Board of Trustees will then consider what measures are necessary or appropriate to ensure the continuation of advisory services to the Portfolio.

                          THE BOARD RECOMMENDS THAT
                      CONTRACT OWNERS GIVE INSTRUCTIONS
                         TO VOTE "FOR" PROPOSAL 1(A).

 PROPOSAL 1(B): TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN
      MITCHELL HUTCHINS AND INVISTA CAPITAL MANAGEMENT, INC. ("INVISTA")

      Under the current GEIM Contract, GEIM acts as sub-adviser to the Portfolio. The GEIM Contract and the Proposed Invista Contract may, collectively, be referred to as the "Contracts." The provisions of the Contracts are substantively the same, except for the identity of the sub-adviser appointed thereunder, the commencement date, certain provisions relating to notice, provisions relating to the services to be provided, compensation paid and termination by Mitchell Hutchins, which provisions are described below.

      Under the Contracts, the sub-adviser is responsible, subject to the supervision of the Board and Mitchell Hutchins, for the actual investment management of the Portfolio's assets allocated to the sub-adviser, including placing purchase and sell orders for investments and for other related transactions, and agrees to provide a continuous investment program for the Portfolio, including investment research and management. Both Contracts recognize that the sub-adviser may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers which provide the sub-adviser with research, analysis, advice or similar services.

      Under the Proposed Invista Contract, the duties of the sub-adviser have been amended and clarified. The Proposed Invista Contract provides that the sub-adviser will: (1) maintain all books and records required by the sub-adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Portfolio, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins may reasonably request; (2) provide the Board or Mitchell Hutchins with economic and investment analyses and reports, as well as quarterly reports, setting forth the Portfolio's performance with respect to its investments and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that Invista normally makes available to its institutional investors or other customers; and (3) provide assistance in the fair valuation of, and use reasonable efforts to arrange for the provision of, a price(s) from a party(ies) independent of the sub-adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

      The Contracts provide that the sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, its Shareholders or Mitchell Hutchins in connection with the matters to which the Contracts relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the respective Contracts.

      Under the Proposed Invista Contract, Invista would receive a sub-advisory fee, paid by Mitchell Hutchins, not the Portfolio, computed daily and paid monthly, at an annual rate of 0.29% of the Portfolio's average daily net assets allocated to its management. Under this fee arrangement, Invista will receive fees based on the value of portfolio assets under its management as these assets have been allocated to it by Mitchell Hutchins.

      Under the GEIM Contract, Mitchell Hutchins pays GEIM a sub-advisory fee at an annual rate of 0.29% of the Portfolio's average daily net assets. A table comparing the sub-advisory fees paid by Mitchell Hutchins under the GEIM Contract during the Portfolio's last two fiscal years and the amounts that would have been paid during the same periods under the Proposed Invista Contract are set forth in Exhibit A. As noted above, GEIM manages the entire Portfolio while it is proposed that Invista manage only the foreign securities segment of the Portfolio.

      The GEIM Contract is terminable by the Trust on no more than 60 nor fewer than 30 days' notice to Mitchell Hutchins and GEIM; or by a vote of the majority of the Portfolio's outstanding voting shares; or by Mitchell Hutchins or GEIM on not more than 60 nor fewer than 30 days' notice to the Trust. The Proposed Invista Contract provides that the Trust may terminate the Contract on 60 days' written notice to Invista. The Proposed Invista Contract also permits Mitchell Hutchins to terminate the contract: (1) on 120 days' written notice to Invista;
(2) upon material breach by Invista of representations and warranties contained in the Proposed Invista Contract, if such breach has not been cured within a 20 day period after notice of such breach; or (3) immediately, if, in the reasonable judgment of Mitchell Hutchins, Invista becomes unable to discharge its duties and obligations under the Proposed Invista Contract, including circumstances such as financial insolvency of Invista or other circumstances that could adversely affect the Portfolio. In addition, Invista may terminate the Contract, without payment of penalty, on 120 days' written notice to Mitchell Hutchins.

      Mitchell Hutchins and the Trust have requested an order of exemption from the SEC that would permit Mitchell Hutchins not only to terminate the Proposed Invista Contract, but also to appoint a new sub-adviser, subject to approval by the Trust Board, but not by the holders of a majority of the outstanding shares of the Trust or the Portfolio. See Proposal 2 for more information.

      If approved by Shareholders, the Proposed Invista Contract will become effective on or shortly after the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Invista Contract will continue in effect if it is approved at least annually by a vote of the Shareholders or by the Board, provided that in either event continuance is approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

      The GEIM Contract is dated June 8, 1995 and was last submitted to a vote of shareholders of the Portfolio on that date.

BOARD CONSIDERATIONS

      In  determining  to approve the Proposed  Invista  Contract,  the Board of
Trustees analyzed the factors they deemed relevant, particularly Invista's above-average past performance for comparable accounts and its overall capabilities to perform the services under the Contract. The Board also considered the sub-advisory fees that would be payable to Invista. The Board reviewed the services provided by Invista to its other investment company clients, the ability of Invista to provide its services to the Portfolio, including its personnel, operations and financial condition, and other factors that would affect positively or negatively the provision of those services. After full consideration of these and other factors, the Board of Trustees, including a majority of the Independent Trustees, approved the Proposed Invista Contract and recommended that it be submitted to the Shareholders for approval.

      Further information about Invista is set forth below under "Additional Information" and in Exhibits C and E. The form of the Invista Contract is set forth in Annex 2.

VOTE REQUIRED

      Approval of Proposal 1(b) requires the affirmative vote of the LESSER of
(i) 67% or more of the Shares present at the Meeting, if more than 50% of the outstanding Shares are represented at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding Shares entitled to vote at the Meeting.

      Both Proposal 1(a) and Proposal 1(b) must be approved by Shareholders before either can be implemented. If both Proposal 1(a) and Proposal 1(b) are not approved by Shareholders, the Board of Trustees will then consider what measures are necessary or appropriate to ensure the continuation of advisory services to the Fund.

                          THE BOARD RECOMMENDS THAT
                      CONTRACT OWNERS GIVE INSTRUCTIONS
                         TOVOTE "FOR" PROPOSAL 1(B).

     PROPOSAL 2: TO APPROVE OR DISAPPROVE A POLICY TO PERMIT THE BOARD OF TRUSTEES TO APPOINT AND TERMINATE SUB-ADVISERS, TO ENTER INTO SUB-ADVISORY CONTRACTS AND TO APPROVE AMENDMENTS TO SUB-ADVISORY CONTRACTS ON BEHALF OF
             THE PORTFOLIO WITHOUT FURTHER SHAREHOLDER APPROVAL.


      SUMMARY

      At the Board of Trustees' meeting on July 9, 1998, the Board approved, and recommended that Shareholders of the Portfolio approve, a policy to permit Mitchell Hutchins, subject to the approval of the Board of Trustees, to appoint and terminate sub-advisers, to enter into sub-advisory contracts and to amend existing sub-advisory contracts, on behalf of the Portfolio without further Shareholder approval (the "Sub-Adviser Approval Policy"). The implementation of the Sub-Adviser Approval Policy is subject to the receipt of an exemptive order from the SEC.

      THE SECTION 15 EXEMPTIVE ORDER

      An application to exempt the Trust from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder (the "Exemptive Application") has been filed with the SEC. The provisions of the 1940 Act require that shareholders of a mutual fund approve a sub-advisory contract with the sub-adviser and material amendments to an existing sub-advisory contract. If the Exemptive Application is granted by the SEC, and Shareholders approve this proposal, Mitchell Hutchins will be authorized, subject to approval by the Board of Trustees, to evaluate, select and retain new sub-advisers for the Portfolio or modify the Portfolio's existing Sub-Advisory Contracts (including termination) without obtaining further approval of the Portfolio's Shareholders whenever Mitchell Hutchins and the Board believe these actions will benefit the Portfolio and its Shareholders. As explained below, Shareholders would receive detailed information regarding any change in sub-advisers or a material change to the sub-advisory contract. There can be no assurance that the SEC will grant the relief requested in the Exemptive Application.

      CURRENT SUB-ADVISER APPROVAL PROCESS

      Currently, Mitchell Hutchins has entered into a sub-advisory contract pursuant to which the selected sub-adviser has authority to provide the Portfolio with advice concerning the investment management of all (or a portion) of the Portfolio's assets. The sub-adviser determines what securities shall be purchased, what securities shall be sold and what portion of the Portfolio's assets shall remain uninvested. For these sub-advisory services to the Portfolio, Mitchell Hutchins pays the sub-adviser a monthly fee as specified in the sub-advisory contract. The sub-adviser bears its own expenses of providing sub-advisory services to the Portfolio. Neither the Trust nor the Portfolio has any responsibility to pay sub-advisory fees to the sub-adviser. The Portfolio's sub-advisory contract is subject to approval by the Board of Trustees, including the Independent Trustees, and in the absence of exemptive relief from the SEC, any sub-advisory contract is subject to the approval of the Portfolio's shareholders.

      PROPOSED SUB-ADVISER APPROVAL POLICY

      Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Trust, the Portfolio, Mitchell Hutchins, any sub-adviser, or any sub-advisory contract, other than the requirement to call a meeting of the Portfolio's Shareholders for the purpose of approving a sub-advisory contract. The Board of Trustees, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts between Mitchell Hutchins and any sub-adviser as well as all changes to existing sub-advisory contracts. In addition, if the requested relief is granted by the SEC, the Trust and Mitchell Hutchins will be subject to several conditions imposed by the SEC to ensure that the interests of the Portfolio's Shareholders (and Contract Owners) are adequately protected whenever Mitchell Hutchins acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of any change in sub-advisers or a material change to a sub-advisory contract, the Trust will provide the Portfolio's Shareholders with an information statement that contains substantially the same relevant information about the sub-adviser, the sub-advisory contract and the sub-advisory fee that would be required to be sent to the Portfolio's Shareholders in a proxy statement. The Companies would forward the information to the Contract Owners so that the Contract Owners would be advised of the new sub-advisory arrangements. If not satisfied, the Contract Owners could allocate the portion of the value of their Contract invested in the Portfolio to another investment.

      Shareholder approval of this Proposal 2 will not result in an increase or decrease in the total amount of investment advisory fees paid by the Portfolio to Mitchell Hutchins. If the Trust implements the Sub-Adviser Approval Policy, Mitchell Hutchins, pursuant to the Portfolio's Investment Advisory and Administration Agreement, will continue to provide the same level of management and administrative services to the Portfolio as it has always provided.

      If the Exemptive Application is granted, the relief would permit Mitchell Hutchins to change sub-advisers in the following types of situations: (i) the sub-adviser has a record of substandard performance; (ii) the individual employees responsible for portfolio management of the Portfolio move from the sub-adviser to another investment advisory firm; (iii) there is a change of control of the sub-adviser; (iv) Mitchell Hutchins decides to diversify the Portfolio's management by adding another sub-adviser; (v) there is a change in investment style of the Portfolio; and (vi) Mitchell Hutchins negotiates a reduction (or the sub-adviser negotiates an increase) in the portion of the advisory fee that Mitchell Hutchins pays to the sub-adviser. Furthermore, where there is a decrease in a sub-adviser's compensation paid by Mitchell Hutchins, the concomitant increase in the compensation available for retention by Mitchell Hutchins would not be deemed to be an increase in advisory compensation that requires a Shareholder meeting. The Sub-Adviser Approval Policy will not be used to approve any sub-adviser that is affiliated with Mitchell Hutchins as that term is used in the 1940 Act or to materially amend any sub-advisory contract with an affiliated sub-adviser.

      REASONS FOR REQUESTING SECTION 15 EXEMPTIVE RELIEF

      The Board of Trustees believes that providing Mitchell Hutchins with maximum flexibility to perform those duties that Shareholders (and Contract Owners) expect Mitchell Hutchins to perform - selecting, supervising and evaluating sub-advisers - without incurring the unnecessary delay or expense of obtaining further Shareholder approval is in the best interests of the Portfolio's Shareholders (and Contract Owners) because it will allow the Portfolio to operate more efficiently. Currently, in order for Mitchell Hutchins to appoint a sub-adviser or materially modify a sub-advisory contract, the Trust must call and hold a Shareholder meeting of the Portfolio, create and distribute proxy materials, and arrange for the solicitation of voting instructions from the Contract Owners. This process is time consuming, slow and costly. These costs generally are borne entirely by the Portfolio. Without the delay inherent in holding Shareholder meetings, the Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and Mitchell Hutchins feel that the appointment would benefit the Portfolio and its Shareholders (and Contract Owners).

      Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisers in Mitchell Hutchins (subject to review by the Board), in light of Mitchell Hutchins' significant experience and expertise in selecting sub-advisers and Shareholders' expectation that Mitchell Hutchins will utilize that expertise to select the most competent sub-advisers. Mitchell Hutchins has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in the Portfolio because of Mitchell Hutchins' experience in this respect.

      Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that Shareholders' and Contract Owners' interests are protected whenever Mitchell Hutchins selects a sub-adviser or modifies a sub-advisory contract. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its comprehensive review will ensure that Mitchell Hutchins continues to act in the best interests of the Portfolio and its Shareholders (and Contract Owners). Each Sub-Advisory Contract will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief is granted by the SEC.

      REQUIRED VOTE

      Approval of Proposal 2 requires the affirmative vote of the LESSER of (i) 67% or more of the Shares present at the Meeting, if more than 50% of the outstanding Shares are represented at the Meeting in person or by proxy, or (ii) more than 50% of the outstanding Shares entitled to vote at the Meeting. Adoption of the Sub-Adviser Approval Policy is also conditioned upon receipt of the requested exemptive relief from the SEC. If the SEC declines to grant the relief requested by the Trust and Mitchell Hutchins, the Sub-Adviser Approval Policy will not be adopted for the Portfolio.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                      CONTRACT OWNERS GIVE INSTRUCTIONS
                          TO VOTE "FOR" PROPOSAL 2.

                            ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT MITCHELL HUTCHINS

      Mitchell Hutchins, a Delaware corporation and the Portfolio's investment adviser and administrator, is a wholly owned asset management subsidiary of PaineWebber, a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held corporation. The principal offices of Mitchell Hutchins, Mitchell Hutchins and PW Group are located at 1285 Avenue of the Americas, New York, New York 10019.

      As of August 31, 1998, Mitchell Hutchins served as adviser or sub-adviser to 32 investment companies with an aggregate of 69 separate portfolios and aggregate assets of approximately $40.5 billion. Information concerning advisory fees paid by other investment companies advised by Mitchell Hutchins with investment objectives similar to the Portfolio is attached as Exhibit B.

      The Trust is authorized to offer two classes of shares - Class H shares and Class I shares - although only Class H shares are outstanding at the date of this Proxy Statement. Mitchell Hutchins acts as the distributor of the Class I Shares under a distribution contract with the Trust dated May 1, 1998 that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell Class I Shares. Under a plan of distribution pertaining to Class I Shares, the Portfolio pays Mitchell Hutchins a distribution fee at an annual rate of 0.25% of the average daily net assets of the Portfolio's Class I Shares. There is no distribution contract or plan of distribution for the Class H Shares.

      The names, addresses and principal occupations of the principal executive officer and directors of Mitchell Hutchins are set forth in Exhibit D. Each officer of the Trust is an officer, employee or director of Mitchell Hutchins or PaineWebber, as indicated under "Information about Certain Trustees and Officers of the Trust," below. The Portfolio did not pay brokerage commissions to affiliated brokers during the fiscal year ended December 31, 1997.

ADDITIONAL INFORMATION ABOUT INVISTA

      Invista is located at 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309 and is an indirect wholly owned subsidiary of Principal Life Insurance Company. Invista is a registered investment adviser. As of June 30, 1998, Invista had over $30 billion in assets under management.

         INFORMATION ABOUT CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

      Officers are appointed by the Trustees and serve at the pleasure of the Board. Information regarding officers and Trustees of the Trust who are employees or directors of Mitchell Hutchins, PaineWebber or PW Group is provided below:

            MARGO N. ALEXANDER, age 51, president and Trustee of the Trust. Mrs. Alexander is president, chief executive officer and a director of Mitchell Hutchins (since January 1995) and an executive vice president and a director of PaineWebber (since March 1984). Mrs. Alexander is president and a director or trustee of 32 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

             T. KIRKHAM BARNEBY, age 52, vice president of the Trust. Mr. Barneby is a managing director and chief investment officer quantitative investments of Mitchell Hutchins. Prior to September 1994, he was a senior vice president at Vantage Global Management. Mr. Barneby is a vice president of six investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            E. GARRETT BEWKES, JR., age 72, Trustee and chairman of the Board of Trustees. Mr. Bewkes is a director of PW Group (holding company of PaineWebber and Mitchell Hutchins). Prior to December 1995, he was a consultant to PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of American Bakeries Company. Mr. Bewkes is a director of Interstate Bakeries Corporation. Mr. Bewkes is a director of trustee of 32 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            MARY C. FARRELL, age 48, Trustee of the Trust. Ms. Farrell is a managing director, senior investment strategist and member of the Investment Policy Committee of PaineWebber. Ms. Farrell joined PaineWebber in 1982. She is a member of the Financial Women's Association and Women's Economic Roundtable and appears as a regular panelist on Wall $treet Week with Louis Rukeyser. She also serves on the Board of Overseers of New York University's Stern School of Business. Ms. Farrell is a director or trustee of 31 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            LAURENCE CHINSKY, age 29, vice president and assistant treasurer of the Trust. Mr. Chinsky is an assistant vice president and investment monitoring officer of the mutual fund finance department of Mitchell Hutchins. Prior to August 1997, he was a securities compliance examiner with the Office of Compliance, Inspections and Examinations in the New York Regional Office of the SEC. Mr. Chinsky is vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins or PaineWebber services as investment adviser.

            ELLEN R. HARRIS, age 52, vice president of the Trust. Ms. Harris is a managing director and a portfolio manager of Mitchell Hutchins.

      Ms. Harris is a vice president of two investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            DONALD R. JONES, age 38, vice president of the Trust. Mr. Jones is a first vice president and a portfolio manager of Mitchell
      Hutchins. Prior to February 1996, he was a vice president in the asset management group of First Fidelity Bancorporation. Mr. Jones is a vice president of two investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            JAMES F. KEEGAN, age 38, vice president of the Trust. Mr. Keegan is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to March 1996, he was director of fixed income strategy and research of Merrion Group, L.P. From 1987 to 1994, he was a vice president of global investment management of Bankers Trust. Mr. Keegan is a vice president of three investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            JOHN J. LEE, age 30, vice president and assistant treasurer of the Trust. Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            THOMAS J. LIBASSI, age 39, vice president of the Trust. Mr. Libassi is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to May 1994, he was a vice president of Keystone Custodian Funds Inc. with portfolio management responsibility. Mr. Libassi is a vice president of five investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            DENNIS MCCAULEY, age 51, vice president of the Trust. Mr. McCauley is a managing director and chief investment officer -- fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 21 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            ANN E. MORAN, age 41, vice president and assistant treasurer of the Trust. Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins or Mitchell Hutchins serves as investment adviser.

            DIANNE E. O'DONNELL, age 46, vice president and secretary of the Trust. Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 31 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins or Mitchell Hutchins serves as investment adviser.

            EMIL POLITO, age 37, vice president of the Trust. Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. Mr. Polito is a vice president for 32 investment companies for which Mitchell Hutchins or Mitchell Hutchins serves as investment adviser.

            SUSAN RYAN, age 38, vice president of the Trust. Ms. Ryan is a senior vice president and portfolio manager of Mitchell Hutchins and has been with Mitchell Hutchins since 1982. Ms. Ryan is a vice president of five investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            VICTORIA E. SCHONFELD, age 47, vice president of the Trust. Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice president of 31 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            PAUL H. SCHUBERT, age 35, vice president and treasurer of the Trust. Mr. Schubert is a senior vice president and director of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management, Inc. Mr. Schubert is a vice president and treasurer of 32 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            NIRMAL SINGH, age 42, vice president of the Trust. Mr. Singh is a senior vice president and portfolio manager of Mitchell Hutchins. Prior to 1993, he was a member of the portfolio management team at Merrill Lynch Asset Management, Inc. Mr. Singh is a vice president of four investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            BARNEY TAGLIALATELA, age 37, vice president and assistant treasurer of the Trust. Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            MARK A. TINCHER, age 42, vice president of the Trust. Mr. Tincher is a managing director and chief investment officer - equities of Mitchell Hutchins. Prior to March 1995, he was a vice president and directed the U S. funds management and equity research areas of Chase Manhattan Private Bank. Mr. Tincher is a vice president of 13 investment companies for which Mitchell Hutchins or Mitchell Hutchins serves as investment adviser.

            CRAIG M. VARRELMAN, age 39, vice president of the Trust. Mr. Varrelman is a senior vice president and a portfolio manager of Mitchell Hutchins. Mr. Varrelman is a vice president of four investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            STUART WAUGH, age 43, vice president of the Trust. Mr. Waugh is a managing director and portfolio manager of Mitchell Hutchins responsible for global fixed income investments and currency trading. Mr. Waugh is a vice president of five investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            KEITH A. WELLER, age 37, vice president and assistant secretary of the Trust. Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 31 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                              OTHER INFORMATION

SHAREHOLDER PROPOSALS

      As a general matter, the Trust does not hold regular annual or other meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a special meeting of the Portfolio's shareholders should send such proposals to the Portfolio at 1285 Avenue of the Americas, New York, New York 10019, attn: Dianne E. O'Donnell, Secretary. They must be received a reasonable period of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

      Management knows of no business to be presented to the Meeting other than the matters set forth in this statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Portfolio.

                                    By order of the Board of Trustees,



                               DIANNE E. O'DONNELL
                                    Secretary

October   , 1998

                                                                       EXHIBIT A

                       COMPARISON OF SUB-ADVISORY FEES



SUB-ADVISORY FEES PAID AND PAYABLE BY MITCHELL HUTCHINS

      The following table compares the sub-advisory fees, expressed both in dollars and as a percentage of the Portfolio's average daily net assets, paid to GEIM by Mitchell Hutchins to the sub-advisory fees that would have been payable to Invista by Mitchell Hutchins if the Invista Contract had been in effect during the same periods indicated below:

                                  Fees Paid Under         Fees Payable(1)
                                   Geim Contract      Under Invista Contract
                                   -------------      ----------------------

Fiscal Year Ended 12/31/96....... $76,609   0.29%         $35,240   0.13%

Fiscal Year Ended 12/31/97....... $70,428   0.29%         $45,074   0.19%




----------

1 The differences between the aggregate fees paid under the GEIM Contract and the aggregate fees payable under the Invista Contract reflect an assumed allocation of the Fund's average daily net assets by Mitchell Hutchins to Invista during the indicated periods as follows: fiscal year ended 12/31/96, 46%; and fiscal year ended 12/31/97, 64%. This assumption is for illustration purposes only, as it is not possible to determine retroactively and with precision the exact percentage of the Portfolio's assets that would have been allocated to Invista on a monthly basis had the proposed arrangements been in effect during the periods indicated.

                                                                       EXHIBIT B

                  ADVISORY FEES PAYABLE TO MITCHELL HUTCHINS
                  BY INVESTMENT COMPANIES OR SERIES THEREOF
                WITH INVESTMENT OBJECTIVES SIMILAR TO THE FUND


                                                           Annual Investment Advisory
                                  Net Assets as           and Administration Fee Rate
                                   of 6/30/98         Expressed as a Percentage of Average
Portfolio                         ($ Millions)           Daily Net Assets, as Of 6/30/98
---------                         ------------           -------------------------------

PaineWebber Investment Trust II       $10.8                      0.00%(1)
   - PaineWebber Emerging
   Markets Equity Portfolio

PaineWebber Managed                   $33.1            Up to $100 million: 1.20%
   Investments Trust --                                Over $100 million: 1.10%
   PaineWebber Asia Pacific
   Growth Portfolio

Global Small Cap Portfolio Inc.       $73.7                      1.00%

PaineWebber Investment Trust --      $495.8            Up to $500 million: 0.85%
   PaineWebber Global                                  Over $500 million to $1 billion:
   Equity Fund                                                   0.83%
                                                       Over $1 billion: 0.805%

PaineWebber PACE Select               $58.6                      0.85%(2)
   Advisors Trust - PACE
   International Emerging
   Markets Equity Investments

PaineWebber PACE Select              $156.9                      0.90%
   Advisors Trust -- PACE
   International Equity
   Investments



----------
1 Without giving effect to fee waivers and/or expense reimbursements, advisory fees would have been 1.20% 2. Without giving effect to fee waivers and/or expense reimbursements, advisory fees would have been 1.10%.

                                                                       EXHIBIT C

                       ADVISORY FEES PAYABLE TO INVISTA
                  BY INVESTMENT COMPANIES OR SERIES THEREOF
                WITH INVESTMENT OBJECTIVES SIMILAR TO THE FUND


 Portfolio             Net Assets as         Annual Sub-investment Advisory Fee
 ---------              of 6/30/98                       Rate, as of
                       ($ Millions)                        6/30/98
                       ------------                        -------

 PRINCIPAL
  SPECIAL
  MARKETS
PORTFOLIO,
   INC. *

International              $86.6                 First $250 million - 1.15%
  Emerging                                       Next $250 million - 1.05%
  Markets                                        Over $500 million - 0.95%
 Portfolio

International              $49.8                 Entire Portfolio - 0.90%
 Securities
 Portfolio

International              $91.9                 First $250 million - 1.00%
  SmallCap                                       Next $250 million - 0.90%
 Portfolio                                       Over $500 million - 0.80%

 PRINCIPAL
 VARIABLE
 CONTRACTS
PORTFOLIO,
  INC.**

International             $151.8                 First $100 million - 0.75%
  Account                                        Next $100 million - 0.70%
                                                 Next $100 million - 0.65%
                                                 Next $100 million - 0.60%
                                                 Over $400 million - 0.55%

----------

* Fees for the following three funds indicate what each portfolio pays the funds' manager, Principal Management Corporation. Principal Management Corporation passes this entire fee through to Invista. Fees paid represent a percentage of average daily net assets, as of June 30, 1998.

** Fees for the following five funds indicate what each portfolio pays the funds' manager, Principal Management Corporation. Principal Management Corporation reimburses Invista for expenses incurred in rendering sub-advisory services to each portfolio.

 Portfolio             Net Assets as        Annual Sub-investment Advisory Fee
 ---------              of 6/30/98                      Rate, as of
                       ($ Millions)                       6/30/98
                       ------------                       -------

International              $11.0                First $100 million - 1.20%
  SmallCap                                      Next $100 million - 1.15%
  Account                                       Next $100 million - 1.10%
                                                Next $100 million - 1.05%
                                                Over $400 million - 1.00%

PRINCIPAL                  $13.1                First $100 million - 1.25%
INTERNATIONAL                                   Next $100 million - 1.20%
 EMERGING                                       Next $100 million - 1.15%
  MARKETS                                       Next $100 million - 1.10%
PORTFOLIO,                                      Over $400 million - 1.05%
   INC.

 PRINCIPAL                 $24.2                First $100 million - 1.20%
INTERNATIONAL                                   Next $100 million - 1.15%
 SMALL CAP                                      Next $100 million - 1.10%
 PORTFOLIO,                                     Next $100 million - 1.05%
    INC.                                        Over $400 million - 1.00%

 PRINCIPAL                $400.4                First $100 million - 0.75%
INTERNATIONAL                                   Next $100 million - 0.70%
 PORTFOLIO,                                     Next $100 million - 0.65%
    INC.                                        Next $100 million - 0.60%
                                                Over $400 million - 0.55%

   Rodney                  $21.1                   Monthly fee at annual
   Square            (Invista managed)               rate of 0.50% of
 Strategic                 $64.2                 average daily net assets
   Equity            (Full Portfolio)
Portfolio -
International
   Equity
Portfolio***


----------
*** Fees payable to Invista are based solely on the percentage of the portfolio to which Invista serves as sub-adviser. Fees payable to Invista are calculated monthly at an annual rate of 0.50% of average daily net assets.

                                                                       EXHIBIT D

        PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF MITCHELL HUTCHINS


         Name             Principal Occupation               Address
         ----             --------------------               -------

Margo N. Alexander   President, Chief Executive     1285 Avenue of the Americas
                        Officer and Director of     New York, NY  10019
                        Mitchell Hutchins and
                        Executive Vice President
                        and Director of PaineWebber

Jonathan R. Baum     Managing Director and          1285 Avenue of the Americas
                        Director of Sales and       New York, NY  10019
                        Marketing of Mitchell
                        Hutchins

Julian F. Sluyters   Senior Vice President and      1285 Avenue of the Americas
                        Chief Administrative        New York, NY  10019
                        Officer of Mitchell
                        Hutchins

                                                                       EXHIBIT E

             PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF INVISTA


         Name                 Principal Occupation               Address
         ----                 --------------------               -------

Craig Barnes            President - Invista Capital       1900 Hub Tower,
                           Management, Inc.               Des Moines, Iowa

Ron Keller              Executive Vice President -        801 Grand Avenue,
                           Principal Life Insurance       Des Moines, Iowa
                           Company

Greg Hauser             Vice President - Principal Life   801 Grand Avenue,
                           Insurance Company              Des Moines, Iowa

Stephan Jones           President - Princor Financial     801 Grand Avenue,
                           Services Corporation            Des Moines, Iowa

Scott Opsal             Executive Vice President -        1900 Hub Tower,
                           Invista Capital Management,     Des Moines, Iowa
                           Inc.

Larry Zimpleman         Vice President - Principal Life   711 High Street,
                           Insurance Company              Des Moines, Iowa

Dennis Francis          Senior Vice President -           801 Grand Avenue,
                           Principal Life Insurance       Des Moines, Iowa
                           Company

Richard Prey            Senior Vice President -           711 High Street,
                           Principal Life Insurance       Des Moines, Iowa
                           Company

                                                                         ANNEX 1

               INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT


      Contract made as of ______________, 1998 between MITCHELL HUTCHINS SERIES TRUST, a Massachusetts business trust ("Trust"), and MITCHELL HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins"), a Delaware corporation registered as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act"), and as an investment adviser under the Investment Advisers Act of 1940, as amended,

      WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and offers for public sale 13 distinct series of shares of beneficial interest, which correspond to distinct portfolios, one of which has been designated as Global Growth Portfolio; and

      WHEREAS the Trust desires to retain Mitchell Hutchins as investment adviser and administrator to furnish certain administrative, investment advisory and portfolio management services to the Trust with respect to Global Growth Portfolio and any other Series as to which this Contract may hereafter be made applicable (each a "Series"), and Mitchell Hutchins is willing to furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      1. APPOINTMENT. The Trust hereby appoints Mitchell Hutchins as investment adviser and administrator of the Trust and each Series for the period and on the terms set forth in this Contract. Mitchell Hutchins accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2.    DUTIES AS INVESTMENT ADVISER.

      (a) Subject to the supervision of the Trust's Board of Trustees ("Board"), Mitchell Hutchins will provide a continuous investment program for a Series, including investment research and management with respect to all securities and investments and cash equivalents in the Series, and may allocate the Series' portfolio investments between countries, regions or types of investments. Mitchell Hutchins will determine from time to time what securities and other investments will be purchased, retained or sold by the Series. Mitchell Hutchins may delegate to a sub-adviser, in whole or in part, Mitchell Hutchins' duty to provide a continuous investment management program with respect to any Series, including the provision of investment management services with respect to a portion of the Series' assets, in accordance with paragraph 5 of this Agreement.

      (b) Mitchell Hutchins agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Series, Mitchell Hutchins may, in its discretion, use brokers who provide the Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and Mitchell Hutchins may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to Mitchell Hutchins' determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Mitchell Hutchins to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or any applicable exemptive orders . Whenever Mitchell Hutchins simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by Mitchell Hutchins, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Series.

      (c) Mitchell Hutchins will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Mitchell Hutchins hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-l under the 1940 Act and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

      (d) Mitchell Hutchins will oversee the computation of the net asset value and the net income of each Series as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement) or as more frequently requested by the Board.

      (e) The Trust hereby authorizes Mitchell Hutchins and any entity or person associated with Mitchell Hutchins which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Series, which transaction is permitted by Section 11(a) of the 1934 Act and the rules thereunder, and the Trust hereby consents to the retention of compensation by Mitchell Hutchins or any person or entity associated with Mitchell Hutchins for such transaction.

      3. DUTIES AS ADMINISTRATOR. Mitchell Hutchins will administer the affairs of the Trust and each Series subject to the supervision of the Board and the following understandings:

      (a) Mitchell Hutchins will supervise all aspects of the operations of the Trust and each Series, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and each Series.

      (b) Mitchell Hutchins will provide the Trust and each Series with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and each Series.

      (c) Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Trust's Registration Statement, proxy material, tax returns and required reports to each Series' shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.

      (d) Mitchell Hutchins will provide the Trust and each Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

      (e) Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

      4. FURTHER DUTIES. In all matters relating to the performance of this Contract, Mitchell Hutchins will act in conformity with the Declaration of Trust, By-Laws, and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

      5. DELEGATION OF MITCHELL HUTCHINS' DUTIES AS INVESTMENT ADVISER AND ADMINISTRATOR. With respect to any or all Series, Mitchell Hutchins may enter into one or more contracts ("Sub-Advisory or Sub-Administration Contract") with one or more sub-advisers or sub-administrators in which Mitchell Hutchins delegates to such sub-advisers or sub-administrators any or all of its duties specified in Paragraphs 2 and 3 of this Contract, provided that each Sub-Advisory or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all the corresponding duties and conditions to which Mitchell Hutchins is subject by Paragraphs 2 and 3 of this Contract and all the duties and conditions of paragraph 4 of this Contract, and further provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder. Furthermore, to the extent consistent with the regulations and orders of the Securities and Exchange Commission, the appointment and engagement of any sub-advisor and delegation to it of duties hereunder by Mitchell Hutchins shall be subject only to the approval of the Board of Trustees of the Trust.

      6. SERVICES NOT EXCLUSIVE. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

      7.    EXPENSES.

      (a) During the term of this Contract, each Series will bear all expenses, not specifically assumed by Mitchell Hutchins, incurred in its operations and the offering of its shares.

      (b) Expenses borne by each series will include but not be limited to the following (or each Series' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Series and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Series by Mitchell Hutchins under this Contract; (iii) expenses of organizing the Trust and the Series; (iv) filing fees and expenses relating to the registrations and qualification of the Series' shares and the Trust under federal and/or securities laws and maintaining such registration and qualifications; (v) fees and salaries payable to the Trust's Trustees and officers who are not interested persons of the Trust or Mitchell Hutchins; (vi) all expenses incurred in connection with the Trustees' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Series for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; (xi) charges of custodians, transfer agents and other agents; (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders;
(xiv) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or Series; (xvi) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvii) cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xviii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; (xix) costs of mailing, stationery and communications equipment; (xx) expenses incident to any dividend, withdrawal or redemption options; (xxi) charges and expenses of any outside pricing service used to value portfolio securities; and (xxii) interest on borrowings.

      (c) The Trust or a Series may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by Mitchell Hutchins and acknowledged as otherwise payable by Mitchell Hutchins pursuant to this Contract, the Series may reduce the fee payable to Mitchell Hutchins pursuant to Paragraph 8 thereof by such amount. To the extent that such deductions exceed the fee payable to Mitchell Hutchins on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

      (d) Mitchell Hutchins will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

      (e) The payment or assumption by Mitchell Hutchins of any expenses of the Trust or a Series that Mitchell Hutchins is not required by this Contract to pay or assume shall not obligate Mitchell Hutchins to pay or assume the same or any similar expense of the Trust or a Series on any subsequent occasion.

      8.    COMPENSATION.

      (a) For the services provided and the expenses assumed pursuant to this Contract, with respect to Global Growth Portfolio, the Trust will pay to Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of such Series.

      (b) For the services provided and the expenses assumed pursuant to this Contract with respect to any other Series, the Trust will pay to Mitchell Hutchins from the assets of such Series a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Trust on behalf of such Series and by Mitchell Hutchins. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.

      (c) The fee shall be computed daily and paid monthly to Mitchell Hutchins on or before the first business day of the next succeeding calendar month.

      (d) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

      9. LIMITATION OF LIABILITY OF MITCHELL HUTCHINS. Mitchell Hutchins and its delegates, including any Sub-Adviser or Sub-Administrator to any Series or the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of Mitchell Hutchins, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Series or the Trust or acting with respect to any business of such Series or the Trust, to be rendering such service to or acting solely for the Series or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Mitchell Hutchins even though paid by it.

      10. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS OF THE TRUST. No Trustee, shareholder, officer, employee or agent of any Series shall not be liable for any obligations of any Series or the Trust under this Contract, and Mitchell Hutchins agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to any Trustee, shareholder, officer, employee or agent.

      11.   DURATION AND TERMINATION.

      (a) This Contract shall become effective upon the date hereabove written provided that, with respect to any Series, this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Series' outstanding voting securities.

      (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or with respect to any given Series by vote of a majority of the outstanding voting securities of such Series.

      (c) Notwithstanding the foregoing, with respect to any Series this Contract may be terminated at any time, without the payment of any penalty, by vote of the board or by a vote of a majority of the outstanding voting securities of such Series on sixty days' written notice to Mitchell Hutchins or by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series. This Contract will automatically terminate in the event of its assignment.

      12. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this contract as to any given Series shall be effective until approved by vote of a majority of such Series' outstanding voting securities.

      13. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that
Section 10 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of Delaware or the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

      14. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.


                                    MITCHELL HUTCHINS ASSET
                                    MANAGEMENT INC.

Attest:________________________           By ________________________________

                                    MITCHELL HUTCHINS SERIES TRUST

Attest:________________________           By_________________________________

                                                                         ANNEX 2
                            SUB-ADVISORY CONTRACT

      Agreement made as of _____________, 1998 ("Contract") between MITCHELL HUTCHINS ASSET MANAGEMENT INC., a Delaware corporation ("Mitchell Hutchins"), and INVISTA CAPITAL MANAGEMENT, INC., an Iowa corporation ("Sub-Adviser").

                                   RECITALS

      (1) Mitchell Hutchins has entered into an Investment Advisory and Administration Agreement, dated ___________, 1998 ("Management Agreement"), with Mitchell Hutchins Series Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

      (2) The Trust offers for public sale distinct series of shares of beneficial interest, including a series of shares of the Trust known as Global Growth Portfolio ("Portfolio");

            (3) Under the Management Agreement, Mitchell Hutchins has agreed to provide certain investment advisory and administrative services to the Portfolio;

            (4) The Management Agreement permits Mitchell Hutchins to delegate certain of its duties as investment adviser thereunder to a sub-adviser;

      (5) Mitchell Hutchins desires to allocate the portfolio investments of the Portfolio between an international segment and a domestic segment, and to retain the Sub-Adviser to furnish certain investment advisory services with respect to the international segment of the investments of the Portfolio, and

      (6) The Sub-Adviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Mitchell Hutchins and the Sub-Adviser agree as follows:

      1. APPOINTMENT. Mitchell Hutchins hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the international segment of the Portfolio's investments for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2.    DUTIES AS SUB-ADVISER.

      (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by Mitchell Hutchins, and any written guidelines adopted by the Board or Mitchell Hutchins, the Sub-Adviser will provide a continuous investment program with respect to the international segment of the Portfolio's investments, including investment research and management to all securities and investments and cash equivalents in the Portfolio allocated by Mitchell Hutchins to the international segment of the Portfolio's investments.

The Sub-Adviser will manage the Series' assets in cooperation with Mitchell Hutchins so as to permit the Series (i) to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code") and (ii) to continue to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder and will provide Mitchell Hutchins with such information as Mitchell Hutchins may from time to time request to assure that the Series so qualifies or complies. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio in the international segment of the Portfolio's investments. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the international segment of the Portfolio's investments. The Sub-Adviser will provide services under this Contract in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

      (b) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Mitchell Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio.

      (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Portfolio, and will furnish the Board and Mitchell Hutchins with such periodic and special reports as the Board or Mitchell Hutchins reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Portfolio are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for the Portfolio upon request by the Trust.

      (d) At such times as shall be reasonably requested by the Board or Mitchell Hutchins, the Sub-Adviser will provide the Board and Mitchell Hutchins with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the international segment of the Portfolio's investments and make available to the Board and Mitchell Hutchins any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

      (e) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

      3. FURTHER DUTIES. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and Mitchell Hutchins; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. Mitchell Hutchins agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and Mitchell Hutchins, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with Mitchell Hutchins (other than PaineWebber Incorporated and Mitchell Hutchins itself).

      4. EXPENSES. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract.

      5.    COMPENSATION.

      (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, Mitchell Hutchins, not the Portfolio, will pay Invista a sub-advisory fee, computed daily and paid monthly, at an annual rate of 0.29% of the Portfolio's average daily net assets allocated to its management. Under this fee arrangement, Invista will receive fees based on the value of portfolio assets under its management as these assets have been allocated to it by Mitchell Hutchins.

      (b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

      (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

      6. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust, its shareholders or by Mitchell Hutchins in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      7. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

      (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Mitchell Hutchins of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Mitchell Hutchins and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice-president of the Sub-Adviser shall certify to Mitchell Hutchins that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Mitchell Hutchins, the Sub-Adviser shall permit Mitchell Hutchins, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

      (c) The Sub-Adviser has provided Mitchell Hutchins with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to Mitchell Hutchins at least annually.

      (d) The Sub-Adviser will notify Mitchell Hutchins of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

      (e) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, Mitchell Hutchins or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of Mitchell Hutchins.

            8. SERVICES NOT EXCLUSIVE. The services furnished by Invista hereunder are not to be deemed exclusive and Invista shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Invista, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

      9.    DURATION AND TERMINATION.

      (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Portfolio's outstanding securities.

      (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

      (c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Sub-Adviser. This Contract may also be terminated, without the payment of any penalty, by Mitchell Hutchins: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any representations and warranties set forth in Paragraph 7 of this Contract, if such breach has not been cured within a 20 day period after notice of such breach; or (iii) immediately if, in the reasonable judgment of Mitchell Hutchins, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Contract at any time, without the payment of any penalty, on 120 days written notice to Mitchell Hutchins. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Portfolio.

      10. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the

Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Portfolio's outstanding voting securities (unless in the case of (ii), the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote).

      11. GOVERNING LAW. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

      12. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

      13. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Victoria E. Schonfeld, General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Dennis W. Cameron, Compliance Officer.

                   [rest of page left intentionally blank]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


                                          MITCHELL HUTCHINS ASSET
                                            MANAGEMENT INC.

                                          1285 Avenue of the Americas
                                          New York, New York  10019
Attest:

By:_____________________                        By:______________________
   Name:                                           Name:
   Title:                                          Title:


                                          INVISTA CAPITAL MANAGEMENT,
                                            INC.
                                          1900 Hub Tower
                                          699 Walnut Street
                                          Des Moines, Iowa  50309


Attest:

By:_______________________                By:_____________________________
   Name:                                     Name:
   Title:                                    Title:

FORM OF FRONT OF VOTING INSTRUCTION CARD


                         Mitchell Hutchins Series Trust
                             Global Growth Portfolio

         NOTICE OF SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 29, 1998

This voting instruction card is solicited on behalf of the Board of Trustees of Mitchell Hutchins Series Trust ("Trust") and relates to the proposals with respect to Global Growth Portfolio ("Portfolio") indicated on the reverse side. The undersigned hereby appoints as proxies Keith A. Weller and Teresa Ritchie, and each of them (with the power of substitution), to represent and direct the voting interest of the undersigned held as of the record date at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on October 29, 1998, at the offices of the Portfolio, 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The voting interest represented by this card will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO THE PORTFOLIO WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it in the enclosed postage paid envelope. This proxy will not be voted unless the voting instruction card is dated and signed exactly as instructed below.

                         Please sign your name exactly as it appears on this card. For joint Contract Owners, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. For all other Contract Owners, the name and capacity of the individual signing should be indicated unless it is reflected in the form of registration shown on the card. Sign exactly as name appears hereon.

                         ------------------------
                         Signature

                         ------------------------
                         Signature (Joint)

                         -------------------
                         Date

FORM OF REVERSE OF VOTING INSTRUCTION CARD

WHEN PROPERLY SIGNED, THE VOTING INTEREST REPRESENTED BY THIS CARD WILL BE DIRECTED AS INSTRUCTED BELOW. IF NO INSTRUCTION IS GIVEN FOR A PROPOSAL, VOTING WILL BE DIRECTED "FOR" THAT PROPOSAL.

The Board of Trustees recommends that you direct your voting interest FOR each of the following proposals:

PLEASE NOTE: Both proposal 1(a) and proposal 1(b) must be approved before either proposal can be implemented

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1(a).  Approve amended            FOR         AGAINST       ABSTAIN
       Investment Advisory and        / /            / /           / /
       Administration Contract
       between the Trust and
       Mitchell Hutchins Asset
       Management Inc.
       applicable to the
       Portfolio

1(b).  Approve new Sub-Advisory   FOR         AGAINST       ABSTAIN
       Contract between Mitchell      / /            / /           / /
       Hutchins Asset Management
       Inc. and Invista Capital
       Management, Inc.

2.     Approve a policy to        FOR         AGAINST       ABSTAIN
       permit the Board of            / /            / /           / /
       Trustees to appoint and
       terminate sub-advisers,
       to enter into
       sub-advisory contracts
       and to amend sub-advisory
       contract, on behalf of
       the Portfolio without
       further shareholder
       approval.


                 PLEASE DATE AND SIGN THE FRONT OF THIS CARD